UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

FAIRPOINT COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

521 East Morehead Street, Suite 250
Charlotte, NC 28202

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 18, 2008

The Proxy Statement, Annual Report and other proxy materials are available at:
http://bnymellon.mobular.net/bnymellon/frp

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 1, 2008 to facilitate timely delivery.

Dear FairPoint Communications, Inc. Stockholder:

The 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of FairPoint Communications, Inc. (the “Company”) will be held at the Hilton Charlotte Center City, 222 East 3rd Street, Charlotte, North Carolina 28202, on Wednesday, June 18, 2008, at 9:00 a.m., EDT, for the following purposes:

1.               To elect three directors to the board of directors to serve as class III directors whose term will expire in 2011.

The following persons have been nominated:

•                       Claude C. Lilly

•                       Robert S. Lilien

•                       Thomas F. Gilbane, Jr.;

2.                    To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008;

3.                    To approve the FairPoint Communications, Inc. 2008 Long Term Incentive Plan;

4.                    To approve the FairPoint Communications, Inc. 2008 Annual Incentive Plan; and

5.                    To transact any other business properly brought before the meeting or any adjournment or postponement of the meeting.

The board of directors recommends that you vote FOR ALL of the above referenced proposals.

The Board of Directors has fixed the close of business on April 25, 2008 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

You may vote your proxy
when you view the materials on the Internet.
Please have this notice in hand when you request materials.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found at http://bnymellon.mobular.net/bnymellon/frp.

The following Proxy Materials are available for you to review online at:

http://bnymellon.mobular.net/bnymellon/frp

•                                               the Company’s 2008 Proxy Statement (including all attachments thereto);

•                                               the Company’s Annual Report for the year ended December 31, 2007 (which is not deemed to be part of the official proxy soliciting materials); and

•                                               any other proxy materials required to be furnished to stockholders.

To request a paper copy of the Proxy Materials, please call 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688), or you may request a paper copy by email at shrrelations@bnymellon.com, or by logging onto http://bnymellon.mobular.net/bnymellon/frp.

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST HAVE THIS NOTICE IN HAND WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY

The Proxy Materials for FairPoint Communications, Inc. are available to review at:

http://bnymellon.mobular.net/bnymellon/frp

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET
Use the Internet to vote your shares. Have this notice in hand when you access the above web site.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares